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                                                                    Exhibit 23.1



                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Deswell Industries Inc. (the "Company") on Form F-3 of our report dated 30 June, 2000, appearing in the Annual Report on Form 20-F of the Company for the year ended 31 March, 2000 and to the reference to us under the heading "Experts" in the Prospectus which is part of this Registration Statement.



/s/ DELOITTE TOUCHE TOHMATSU

DELOITTE TOUCHE TOHMATSU
Hong Kong
October 31, 2000